Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Berge Abajian, Chief Executive Officer and Chief Financial Officer of Groovy Company, Inc. (the “Company”) hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 21, 2025

By:/s/Berge Abajian

Berge Abajian

Chief Executive Officer

(Principal Executive Officer, Principal Accounting Officer and Principal Financial Officer)